EVERMORE FUNDS TRUST

PROSPECTUS

April 30, 2015

Evermore Global Value Fund

Share Class	Ticker Symbol
Investor	EVGBX
Institutional	EVGIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete.  Any statement to the contrary is a crime.

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EVERMORE FUNDS TRUST

Evermore Global Value Fund

Fund Summary

Evermore Global Value Fund

Investment Objective

The Evermore Global Value Fund (the “Fund”) seeks capital appreciation by investing in securities from markets around the world, including U.S. markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less, on shares redeemed within 12 months of purchase)	None	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 30 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional
Management Fees	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.35%	0.35%
Interest Expense	0.01%	0.01%
Acquired Fund Fees and Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses(1) (2)	1.75%	1.50%

(1)
The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.  Acquired fund fees and expenses are those expenses incurred indirectly by the Fund as a result of investments in shares of one or more investment companies. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Without acquired fund fees and expenses the Fund’s Total Annual Fund Operating Expenses would have been 1.60 % and 1.35% of the Investor Class and Institutional Class, respectively.

(2)
Evermore Global Advisors, LLC (the “Adviser”) has agreed to limit the amount of the Fund’s total annual operating expenses, exclusive of taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of  the Fund's business, to 1.60% and 1.35% of the Fund’s average daily net assets for Investor Class and Institutional Class shares, respectively.   The Agreement is in effect through May 1, 2016, unless the advisory agreement is terminated by the Board of Trustees.  During the prior fiscal year, the Adviser recouped 0.01% in fees it had waived or expenses it had reimbursed in a prior period pursuant to the Agreement with the Fund.  As of the date of this Prospectus, the Adviser has recouped all of the fees waived or expenses reimbursed subject to recoupment with respect to the Fund.  Accordingly, the information in the table has been restated to exclude the fees recouped and to reflect the Fund’s current expenses.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation agreement only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$178	$551	$949	$2,062
Institutional Class Shares	$153	$474	$818	$1,791

Portfolio Turnover

The Fund pays transaction costs, such as commissions and other market-related fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Fund primarily seeks investments in the equity securities of companies that are both undervalued and undergoing change and, to a lesser extent, securities of companies that are deemed to be stressed or distressed (collectively, “special situations”).  Special situations are situations where the securities of a company are expected to appreciate as a result of company-specific developments (also referred to as “catalysts”) rather than general business conditions or movements of the market as a whole.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

The Fund takes an opportunistic approach to global value investing and may invest in securities of issuers located in any country, in any industry, and of any market capitalization (share price times the number of common stock shares outstanding) size.

The Fund will invest at least 40% of its assets, and may invest up to 100% of its assets, in the securities of issuers located in various foreign countries, including both developed and emerging markets.  The Adviser seeks to identify investment opportunities through extensive research and analysis of individual companies, and generally focuses less on stock market conditions or other macro factors.  For these reasons, the Fund may seek investments in the securities of companies that the Adviser believes to be temporarily depressed.

The Fund’s fixed income investments in distressed companies will typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor’s Ratings Group (“S&P”) or Moody’s Investors Service (“Moody’s”). The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be so-called “junk bonds”. The Fund will invest in debt securities based on their current yields and overall potential for capital appreciation, and therefore, such debt securities will have varying maturity dates.

The Fund may invest a portion of its assets in derivative instruments.  These may include forward contracts, options and futures contracts.  The Fund invests in derivatives primarily to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including forward foreign currency exchange contracts.  The Fund also seeks to hedge exposure to certain markets and securities.

In addition, the  Fund may engage in short sales for the following purposes:  (i) to hedge against declines of long portfolio positions, (ii) in merger arbitrage situations, and (iii) to profit from declining market values of securities that the Adviser deems to be overvalued.

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The Fund typically will hold an equity investment (other than an investment involving a merger arbitrage situation) for a substantial period of time (more than one year).  The Adviser will generally sell an investment when it determines that its target value has been reached, when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value, when a position weighting needs to be downsized, when catalysts to recognize value no longer exist, when its original investment thesis changes, or when a better investment opportunity arises.

Although the Fund does not have a policy to concentrate assets in any one industry, the Adviser may, at times, determine that a certain industry or industries offer the best opportunity to achieve the Fund's investment objective, and, therefore, may invest a significant portion of the Fund's total assets in an industry or industries, not to exceed 25% of the market value of the Fund's total assets at the time of purchase.  The Fund expects to invest in a relatively small number of issuers.

Principal Investment Risks

The following is a description of the principal risks of the Fund’s portfolio.  There are various circumstances which could prevent the Fund from achieving its investment objective. It is important to read the provided risk disclosures in their entirety.

Currency Risk. Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Debt Securities Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the Fund’s securities is longer.

Derivative Investment Risk.  Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Distressed Company Debt/High Yield Risk. The Fund may invest in high yield securities and lower-rated or unrated securities of similar credit quality of distressed companies (sometimes referred to as “high yield securities” or “junk bonds”) and may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Credit Risk. The Fund’s investments in debt securities, including high yield securities and lower-rated or unrated debt securities, include credit risk of the issuer. The value of the Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of the Fund’s investments in debt securities deteriorates, the value of those investments could decline and the value of the Fund’s shares could decline.

Liquidity Risk.  The Fund’s investments in debt securities, including high yield securities and lower-rated or unrated debt securities, include the risk that the securities may be or may become illiquid. Illiquid securities may be difficult to value or sell at an acceptable price, and the Fund may experience a loss with respect to its investments in illiquid securities. The Fund’s investments in non-investment grade fixed income securities will be especially subject to liquidity risk.

Emerging Market Risk.  The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

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Focused Portfolio Risk. The Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer's securities may have a more significant effect, either negative or positive, on the Fund's net asset value (“NAV”). To the extent that the Fund invests its assets in the securities of fewer issuers, the Fund is subject to greater risk of loss if any of those securities becomes impaired.

Foreign Securities Risk.  Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the Fund and affect its share price.

Industry Risk. To the extent the Fund invests a significant portion of its assets in a particular industry, the value of its investments will be affected by factors related to that industry and may fluctuate more widely than that of a fund that invests more broadly across industries.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk. The Fund is subject to risk that the Adviser will make poor security selections. The Adviser and its portfolio manager apply their own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will achieve the desired results for the Fund.

Region Risk.  To the extent the Fund invests a significant portion of its assets in a particular geographic region, the value of its investments will be affected by factors related to that region and may fluctuate more widely than that of a fund that invests more broadly across geographic regions.

Regulatory Risk. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

Short Sale Risk.  This is the risk that the Fund will incur a theoretically unlimited loss if a price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

Small and/or Mid-Sized Companies Risk. Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities.

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

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Stock Market Risk.  The trading prices of equity securities fluctuate in response to a variety of factors.  These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole.  The Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors.  As a result, an investor in the Fund could lose money over short or even long periods.

Value Stock Risk.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Adviser, undervalued.  The value of a security believed by the Adviser to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

You could lose money investing in the Fund.

Further information about the Fund’s strategies and risks is provided in the section, “Additional Information about Investment Strategies and Risks of Investing in the Fund”.

Performance
The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. The returns in the bar chart are for Investor Class shares. The returns in the table reflect the maximum sales load of 5.00% on Investor Class shares. The sales load was eliminated on April 30, 2015.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Fund performance information is available by visiting www.evermoreglobal.com or by calling 866-EVERMORE (866-383-7667) (toll free).

Annual Total Return (Year Ended December 31)

Highest quarterly return: 13.34% (for the quarter ended March 31, 2012); lowest quarterly return: -22.67% (for the quarter ended September 30, 2011).

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Average Annual Total Returns
(For the periods ended December 31, 2014)
	One Year	Five Year	Since inception (1/1/10)
Evermore Global Value Fund - Investor Class (returns reflect maximum sales)
Return before taxes	-11.46%	1.91%	1.91%
Return after taxes on distributions	-13.13%	1.34%	1.34%
Return after taxes on distributions and sale of Fund shares	-6.37%	1.30%	1.30%
Evermore Global Value Fund - Institutional Class
Return before taxes	-6.58%	3.21%	3.21%
MSCI All-Country World Index (reflects no deduction for fees, expenses or taxes)	4.16%	9.17%	9.17%
HFRX Event Driven Index (reflects no deduction for fees, expenses or taxes)	-4.06%	2.34%	2.34%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Class only, and the after-tax returns for Institutional Class will vary. Prior to April 30, 2015, Investor Class shares were known as Class A shares and Institutional Class shares were known as Class I shares.

Investment Adviser

Evermore Global Advisors, LLC is the investment adviser of the Fund.

Portfolio Manager

David E. Marcus is co-founder, Chief Executive Officer, and Chief Investment Officer of the Adviser.  Mr. Marcus is the Portfolio Manager primarily responsible for the day-to-day management of the Fund and supervises other members of an investment team.  Mr. Marcus has been the Portfolio Manager of the Fund since its inception in January 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or contact Evermore Funds Trust by telephone at 866-EVERMORE (866-383-7667); by regular, certified or registered mail to Evermore Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701; by express mail to Evermore Funds Trust, c/o U.S. Bank Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  You may also purchase shares by wire transfer. The Fund’s initial and subsequent investment minimums generally are as follows:

	Investor Class	Institutional Class
Minimum Initial Investment	$5,000 for regular accounts; $2,000 for IRAs	$1,000,000 for all accounts
	Investor Class	Institutional Class
Minimum Additional Investment	$100 for all accounts	$100 for all accounts

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Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains. Distributions may be taxable upon withdrawal from retirement accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your advisor or visit your financial intermediary’s website for more information.

Additional Information about Investment Strategies and Risks of Investing In the Fund

Principal Investment Strategies

This section provides additional information about the Fund and its investments and certain portfolio management techniques the Fund’s portfolio management team may use, as well as the principal risks that may affect the Fund’s portfolio. The Fund’s investment objective may be changed by the Board of Trustees of Evermore Funds Trust (the “Trust”) without shareholder approval. In seeking to achieve the Fund’s investment objective, the Fund’s portfolio management team may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge, upon request by calling 866-EVERMORE (866-383-7667) or on the Evermore Global Advisor’s website at www.evermoreglobal.com.

The Adviser employs a research and catalyst driven, fundamental value investment strategy with respect to the Fund’s investments.  With an emphasis on undervalued companies undergoing change (“special situations”), the Fund will focus its investments in areas where the most compelling opportunities exist and on situations that, in the Adviser’s opinion, have the potential for growth of capital.  In selecting equity investments, the Adviser focuses on the market price of a company’s securities relative to the Adviser’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. The Adviser also focuses on the strength of the management teams of the companies for which the Adviser is evaluating an investment.  Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Adviser’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. The Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

A special situation arises when the securities of a company are expected to appreciate due to company-specific developments (“catalysts”) rather than general business conditions or movements of the market as a whole. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).  Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a stressed or distressed position. Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another Nationally Recognized Statistical Rating Organization or similar unrated securities).

In order to achieve its investment objective, the Fund is not limited to the amounts that may be invested based on the market capitalizations (share price times the number of common stock shares outstanding) of companies.   The Fund will invest in the securities of issuers located in various countries, including the United States.  The Fund will invest at least 40% of its assets, and may invest up to 100% of its assets, in the securities of issuers located in various foreign countries, including both developed and emerging markets.

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While the Fund generally purchases securities for investment purposes, the Adviser may take a more active role and seek to influence or control management, from time to time, when the Adviser believes the Fund may benefit.

The Fund will invest primarily in equity securities, including common stock, preferred stock, and securities convertible into, or expected to be exchanged for, equity securities. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.

The Fund will consider investments in fixed-income securities of U.S. or foreign issuers which may provide some income and, in certain cases, a potential for growth of capital.

The Fund also may use derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.  The Fund may invest in derivatives to hedge exposure to certain markets and securities.  The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies, typically through the use of foreign currency derivatives, including forward foreign currency exchange contracts and currency swaps.

In addition, the Fund may engage in short sales (i) to hedge against declines of long portfolio positions, (ii) in merger arbitrage situations, and (iii) to profit from declining market values of securities that the Adviser deems to be overvalued. The Adviser employs a multi-faceted approach to traditional value investing, which is comprised of the following key components:

Catalyst-Driven, Undervalued Equity Securities.  The Fund primarily seeks investments in equity securities of companies that trade at discounts to their realizable estimated values (“intrinsic values”) where one or more catalysts (e.g., management changes, shareholder activism, and operational and financial restructurings, including cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buy backs, recapitalizations, etc.) exist to unlock the intrinsic values of these companies.  Equity securities include common stock, preferred stock, and securities convertible into common stock.

Merger Arbitrage Situations.  The Fund, from time to time, seeks investments in companies involved in a merger, acquisition, liquidation, spin-off, consolidation, etc. (e.g., where a spread may exist between the market price and an announced deal price) and arbitrage situations.  When engaging in an arbitrage strategy, the Fund will typically buy one security while at the same time selling short another security.  The Fund generally buys the security that the Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the Adviser believes is either expensive relative to the price of the other security or otherwise overvalued.  In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

Distressed Companies.  The Fund, from time to time, seeks investments in a variety of debt securities of companies that have filed or may file for bankruptcy, or are involved in financial restructurings or reorganizations.  This may include the purchase of bank debt, corporate debt, trade debt, etc.

Cash and Short-Term Debt Instruments.  A portion of the Fund’s total assets will be invested in cash and short-term debt instruments including, but not limited to, government obligations in the local currency of any developed country including the U.S., commercial paper and certificates of deposit.

Hedging.  The Adviser may employ hedging strategies to help reduce currency, security, industry, sector, country, region, and market risks with financial instruments including, but not limited to, forward foreign currency exchange contracts, currency futures contracts, options on currencies or currency futures, currency swaps, over-the-counter and exchange-listed options on equity securities and indices.  In addition, the Fund may engage in short sales of securities to hedge against declines of long portfolio positions.  Please see “Hedging and Income Transactions” in the SAI for additional hedging strategies that may be employed by the Adviser.

Activism.  While the Fund generally purchases securities for investment purposes, the Adviser may, from time to time, seek to influence or control management when the Adviser believes the Fund may benefit.

Operating Experience.  The Adviser will seek to leverage the Portfolio Manager’s experience operating and restructuring businesses in the U.S. and abroad in evaluating investment opportunities.  See the “Portfolio Management” section for the biography of the Portfolio Manager of the Fund.

The Adviser believes this multi-faceted investment approach both lowers risk and increases appreciation potential.

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Risks of Investing in the Fund

The Fund is subject to the risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective.  You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Currency Exchange Rate Risk.  Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar increases compared to a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars.

Distressed Company Debt/High Yield Risk. The Fund’s investments in high yield securities and unrated securities of similar credit quality of distressed companies (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered riskier than investment grade securities with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Debt Security Risk. The Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities.  The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s NAV per share. These increases or decreases are more significant for longer duration debt securities.  Bonds and notes differ in the length of the issuer’s repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.  The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as S&P or Moody’s. Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody’s. Generally, lower rated and unrated debt securities are riskier investments.

Credit Risk.  The value of a debt security is directly affected by the issuer’s ability (and the market’s perception of the issuer’s ability) to repay principal and pay interest on time. The value of the Fund’s investments in debt securities may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of the Fund’s investments in debt securities deteriorates or is perceived to deteriorate, the value of those investments could decline and the value of the Fund’s shares could decline. The Fund may also be subject to credit risk to the extent that it engages in financial transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund. These transactions are subject to the risks that a third party may be unwilling or unable to honor its financial obligations to the Fund.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk.  The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

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The Fund’s investments in non-investment grade fixed income securities will be especially subject to the risk that during certain periods the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Interest Rate Risk.  The prices of debt securities are generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. In general, the longer the maturity of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Some debt securities give the issuer the right to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund may have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

Derivative Instrument Risk. There is greater complexity involved with the use of derivatives and these investments may expose the Fund to greater risks and result in poorer overall performance.  Derivative investments may include forward contracts, options, futures contracts and options on futures, and swaps (including rate caps, floors and collars, total return swap contracts, currency swap contracts, and credit default swap contracts). Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and management risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to the Fund’s shareholders.  Although the Fund will not use derivatives explicitly to obtain leverage for the Fund, certain derivatives may contain inherent leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payments and liabilities which are larger than the initial margin or premiums required to establish such positions.  This could cause the Fund to experience large and sudden losses.

Other risks, such as liquidity risk, arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

The Fund may attempt to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the Adviser’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

Forward foreign currency exchange contracts are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset.  The Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the Adviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, delivery failure, default by the other party, or inability to close out a position because the trading market became illiquid.

The Fund is presently exempt from regulation as a “commodity pool” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 because it is limiting its investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the CFTC. For this reason, the Adviser is not required to register as a commodity pool operator at this time. However, should the Fund become subject to regulation by the CFTC, the Fund may be required to operate subject to applicable CFTC requirements, including registration, disclosure and operational requirements under the Commodity Exchange Act. Compliance with these additional requirements may increase Fund expenses. The Adviser does not expect that compliance with CFTC regulations, if required, will materially adversely affect the ability of the Fund to achieve its objective.

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Emerging Markets Risk. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Focused Portfolio Risk. The Fund attempts to invest in a limited number of issuers. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s securities may have a more significant effect, either negative or positive, on the Fund's NAV. To the extent that the Fund invests its assets in the securities of fewer issuers, the Fund is subject to greater risk of loss if any of those securities becomes permanently impaired. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a broader, more diversified fund.

Foreign Securities Risk. Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the Fund and affect its share price.

Industry Risk. To the extent the Fund invests a significant portion of its assets in a particular industry, the value of its investments will be affected by factors related to that industry and may fluctuate more widely than that of a fund that invests more broadly across industries.

Management Risk.  The Adviser applies its own investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will achieve the desired results for the Fund.

Region Risk.  To the extent the Fund invests a significant portion of its assets in a particular geographic region, the value of its investments will be affected by factors related to that region and may fluctuate more widely than that of a fund that invests more broadly across geographic regions.

Regulatory Risk. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund’s shareholders.

Small and/or Mid-Sized Companies Risk.  Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities. Investments in small or mid-sized companies may involve special risks, including risks associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited non-diversified product lines, markets and financial resources. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for the Fund to establish or close out a position in these securities at prevailing market rates.

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Short Sale Risk. This is the risk that the Fund will incur a theoretically unlimited loss if a price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, if at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

Stock Market Risk.  The trading prices of equity securities fluctuate in response to a variety of factors.  These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole.  The Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors.  As a result, an investor in the Fund could lose money over short or even long periods.

Value Stock Risk.  Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Adviser, undervalued.  The value of a security believed by the Adviser to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

Non-Principal Risks

Company Risk.  An individual security may perform differently than the overall market.  This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Custody/Sub-Custody Risk. The Fund may invest in markets where custodial and/or settlement systems are not fully developed. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian or Adviser will have no recourse.

European Market Risk. The economies of countries in Europe are in all stages of economic development and include both emerging and developed markets. Most developed countries in Western Europe are members of the European Union, and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Unemployment in Europe has historically been higher than in the United States. Eastern European countries generally continue to move toward market economies, however, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic conditions.

Large Company Risk.  Investments in large capitalization companies may underperform the markets as a whole.

Limited Markets.  Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities.  This means the Fund may at times be unable to sell foreign securities at favorable prices.

Temporary Defensive Position Risk.  When the Adviser believes that a temporary defensive posture is appropriate, the Fund may hold all or a portion of its assets in short-term U.S. or foreign government obligations, cash or cash equivalents. This could prevent the Fund from achieving its investment objective.

Trading Practices.  Brokerage commissions and other fees may be higher for foreign securities.  Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s SAI, which is available without charge upon request.

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Investment Adviser

Evermore Global Advisors, LLC is the investment adviser of the Fund.  The Adviser was organized as a Delaware limited liability company in June 2009 under the name “Evermore Value Investors, LLC”.  The Adviser’s name changed to “Evermore Global Advisors, LLC” on November 6, 2009.  Its primary place of business is at 89 Summit Avenue, Summit, New Jersey 07901.  The Adviser’s primary business is to provide a variety of investment management services to registered investment companies, institutional separate accounts, and private funds.  The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund.  As of December 31, 2014, the Adviser had approximately $355 million of assets under management.

Management Fees

In return for providing management services to the Fund, the Fund pays the Adviser a monthly fee at an annual rate of 0.99% of the Fund’s average daily net assets.  The Adviser has agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) through May 1, 2016.  The Adviser will be permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses it has borne pursuant to an expense limitation agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the agreement. The Board of Trustees must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.  For the fiscal year ended December 31, 2014, after waivers and/or reimbursements, the management fees amounted to 1.00% of average daily net assets.

Portfolio Management

David E. Marcus

David E. Marcus is co-founder, chief executive officer, and chief investment officer of the Adviser and portfolio manager of the Fund.  Mr. Marcus has over twenty-three years of experience in investment management, including management of registered investment companies.  For a majority of this time, Mr. Marcus has focused on investing in European and other foreign companies.

Mr. Marcus graduated from Northeastern University in 1988.  From 1988 to 2000, Mr. Marcus held a series of positions at Mutual Series Fund, including junior research analyst, research analyst, co-portfolio manager and portfolio manager.  From November 1998 to January 2000, Mr. Marcus was portfolio manager of the Mutual European Fund and co-portfolio manager of the Mutual Shares Fund and Mutual Discovery Fund.  During this time, Mr. Marcus also served as Senior Vice President and Director of European Investments for Franklin Mutual Advisers, LLC.

After leaving Franklin Mutual in early 2000, Mr. Marcus founded Marcstone Capital Management, L.P., a long/short European-focused equity manager, largely funded by Jan Stenbeck, the Swedish financier.  After Mr. Stenbeck’s death in late 2002, Mr. Marcus closed Marcstone and returned capital to its investors.

In early 2003, Mr. Marcus co-founded Stonebrook Partners, LLC, the Stenbeck family office, and became an adviser to the Stenbeck family, in which capacity he helped restructure a number of the public and private companies that the family controlled.

In June 2004, Mr. Marcus founded and served as managing partner of MarCap Investors, L.P., the investment manager of a European small-cap special situations fund, which he actively managed through the end of 2008 and wound down in 2009.

Over the past ten years, Mr. Marcus has served on the board of directors of numerous companies, including:

•	Novestra AB, a Swedish publicly-traded private equity firm with holdings in the U.S. and Europe;

•	Pergo AB, a Swedish publicly-traded flooring company with over $400 million in revenues; Mr. Marcus was instrumental in helping negotiate the sale of the company to the German company Pfleiderer AG;

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•
Scribona AB, a Swedish publicly-traded distributor of office products with sales in excess of $1 billion; as Chairman of the Board, Mr. Marcus led the complete restructuring of the company and the negotiation to sell its operating assets;

•	Miltope, Inc, a U.S. publicly-traded and subsequently acquired maker of ruggedized electronics for the U.S. military; and

•   Modern Times Group AB, a Swedish publicly-traded pan-European media conglomerate.

Mr. Marcus has gained significant operating experience through his active involvement on the above mentioned boards, as well as his involvement with the restructuring of a number of companies controlled by the Stenbeck family.

More information about Mr. Marcus’ compensation, other accounts managed and ownership of Fund shares is included in the SAI.

Approval of Advisory Agreement

A discussion regarding the basis of the Board of Trustees’ approval of the investment advisory contract with the Fund is included in the Fund’s annual shareholder report dated December 31, 2014.

Your Account

Selecting a Share Class

Each class of shares offered in this Prospectus has its own expense structure.  The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.  Institutional Class shares are only available to certain investors, as explained below.

All of your future investments in the Fund will be made in the class you select when you open an account unless you inform the Fund otherwise, in writing, when you make a future investment. Below is a comparison between Investor Class and Institutional Class shares.

Investor Class	Institutional Class
• No initial sales charge	• No initial sales charge
• $5,000 minimum investment; $2,000 for IRAs	• $1,000,000 minimum investment (all accounts)
• No contingent deferred sales charge	• No contingent deferred sales charge
• Maximum distribution and service (12b-1) fees of 0. 25%	• Not subject to 12b-1 fees
• A redemption fee of 2.00% for shares redeemed within 30 days after acquisition	• A redemption fee of 2.00% for shares redeemed within 30 days after acquisition

Distribution and Servicing (12b-1) Plans

The Fund pays fees to Quasar Distributors, LLC, the Fund’s’ distributor (the “Distributor”), on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Investor Class Fund shares (“distribution fees”) and/or in connection with personal services rendered to Investor Class Fund shareholders and the maintenance of shareholder accounts (“servicing fees”).  These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

There is a 12b-1 Plan for the Fund’s Investor Class shares offered in this Prospectus.  There is no 12b-1 Plan for the Fund’s Institutional Class shares.  Currently, Investor Class shares pay only distribution fees.  The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

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Class	Annual distribution related service fee
Investor Class Shares	0.25%
Institutional Class Shares	None

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares.

__________

Investor Class Shares

•	Investor Class shares are subject to 12b-1 fees.

•	A redemption fee of 2.00% will generally apply to any shares that are redeemed within 30 days after their acquisition. Please see “How to Redeem (Sell) Shares” for more details.

•	Investor Class shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

•	Investor Class share investments of $1 million or more, which are purchased at NAV.

•	Investor Class shares are not subject to contingent deferred sales charges.

Institutional Class Shares

•	Institutional Class shares are not subject to 12b-1 fees. Therefore, Institutional Class shareholders normally pay lower annual expenses and receive higher dividends than Investor Class shareholders.

•	A redemption fee of 2.00% will generally apply to any shares that are redeemed within 30 days after their acquisition. Please see “How to Redeem (Sell) Shares” for more details.

•   Institutional Class shares are only available for purchase by:

◦   Fund of funds;

◦
Participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in omnibus accounts on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan;

◦	Certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Fund;

◦	Endowments, foundations, corporations and high net worth individuals using a trust or custodial platform;

◦
Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund’s Distributor;

◦
Employees and directors of the Adviser or the Fund and their immediate family members (including spouse, children, parents, children’s spouses, and spouse’s parents) and are not subject to the minimum initial investment of $1,000,000; and

◦   Other investors at the discretion of the Adviser.

•
The $1,000,000 initial minimum investment may be waived for Institutional Class shares for sponsors of 401(k) plans, wrap fee programs, and certain other investors if approved by the Adviser and/or its affiliates and/or the Distributor.

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Payments to Financial Firms

The Adviser and/or its affiliates and/or the Distributor may also make payments for distribution and/or shareholder servicing activities out of their own resources.  The Adviser may also make payments for marketing, promotional or related expenses to dealers.  Such payments also may include any other payment requirement of a broker-dealer or other financial intermediary. These payments are derived from the Adviser’s legitimate business activities.  The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Certain broker-dealers or other third parties hold their accounts in a “street name” and perform the services normally handled by the Fund’s transfer agent.  These services may include client statements, tax reporting, order-processing and client relations.  As a result, these third parties may charge the Fund for these services.  Sub-transfer agency fees paid by the Fund are, in aggregate, no more than what the Fund otherwise would have paid to the Fund’s transfer agent for the same services.  Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three.  These fees are directly attributable to shareholder services performed by the relevant party.  While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.

How to Purchase Shares

Opening a New Account

If you are opening a new account, please complete and sign the Fund’s account application.  Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Investor Class shares.  If you accepted telephone options on your account application and have submitted a voided check to have banking information established on your account, and your account has been open for 15 days, you may make subsequent purchases and redeem shares by telephone.  You can also sign up for certain features and services such as the Automatic Investment or Systematic Withdrawal Plans on the account application.

Please note that you may only purchase shares if the Fund is eligible for sale in your state or jurisdiction.  Shares of the Fund have not been registered for sale outside of the U.S.  The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

All purchases are subject to acceptance by the Fund, and the price of the shares you are purchasing will be the NAV which is next computed after receipt by the transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or other authorized agent or sub-agent, of the purchase in good order.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.   To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor will the Fund accept post-dated checks or any conditional order or payment.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

You may also purchase shares of the Fund for the following types of retirement/savings plan accounts:

•   Traditional Individual Retirement Account (IRA)
•   IRA Rollover Account
•   Roth IRA Account
•   Simplified Employee Pension (SEP) Plan
•   Simple IRA

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•   Coverdell Education Savings Plan

Good order means that your purchase request includes:

•   Fund name and account number;
•   Amount of the transaction (in dollars or shares);
•   A completed account application or investment stub;
•
Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent;

•   Any supporting legal documentation that may be required; and
•   A check payable to Evermore Funds Trust.

All purchase requests received in good order before 4:00 p.m. Eastern Time will be processed on that same day.  Purchase requests received after 4:00 p.m. Eastern Time will receive the next business day’s NAV  based upon your share class.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 866-EVERMORE (866-383-7667) if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction until the required identity information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information /documentation is not received.

Minimum Initial Investment

Purchases of shares in the Fund are subject to the following minimum initial investments:

Class	Minimum Initial Investment
Investor	$5,000 ($2,000 for IRAs)
Institutional	$1,000,000

Methods by Which to Make Your Initial Purchase

You may purchase shares in the Fund by any of the following methods:

Investment Method	To Open an Account
Through your financial advisor	Contact your financial advisor

By Regular, Certified, Registered, or Overnight Mail
Mail your application and check to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight and mail delivery, mail your check to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

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By Wire
Prior to making an initial investment by wire, a completed Account Application or IRA Account Application must have been received by the Fund. Once an account number has been assigned, please call 866-EVERMORE (866-383-7667) to notify the Fund of your wire transaction.  Wire to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #: 075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further credit:  Evermore Funds Trust
Shareholder Name:
Shareholder Account Number:

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Please note that business hours of the Fund are 9:00 a.m. to 6:00 p.m., Eastern Time

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

You may purchase the Fund’s shares through selected securities dealers, and their designees, with whom the Distributor has sales agreements. For a list of authorized dealers, please call the Distributor at 866-EVERMORE (866-383-7667).  Authorized dealers and financial services firms may charge you a transaction fee.  Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.  The Fund will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, accepts a purchase or redemption order in good order.  Orders received by the Fund in good order will be priced at the Fund’s NAV, next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

The Distributor or Adviser, in their sole discretion, may accept or reject any order for purchase of the Fund’s shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of the Fund’s shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” for more information.

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Adding to an Existing Account

Minimum Additional Investment

Purchases of additional shares in the Fund are subject to the following minimum investments:

Class	Minimum Additional Investment
Investor	$100
Institutional	$100

In order to make additions to your account, you may either establish an Automatic Investment Plan (see “Automatic Investment Plan” section) or make additional purchases any time you choose.

Methods by Which to Make Your Additional Purchases

You may purchase additional shares in the Fund by any of the following methods:

Investment Method	To Add to an Account
Through your financial advisor	Contact your financial advisor.

By Phone/Online
Please call 866-EVERMORE (866-383-7667).
Before requesting a telephone purchase into an existing account, please be sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, your written request must be signed by all Fund and bank account owners, and each individual must have his or her signature guaranteed.  At this time, an online purchase into an existing account is not available.

To make a same day investment, your phone order must be received and accepted by us by 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier.

By Regular, Certified, Registered, or Overnight Mail
Make your check payable to: Evermore Funds Trust. Include your account number on the check.

Fill out the deposit slip from your account statement.  If you do not have a slip, fill out a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight mail delivery, send the check and deposit slip or note to:   Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

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By Wire
Please call 866-EVERMORE (866-383-7667) to notify the Fund of your wire transaction.  Wire to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further credit:  Evermore Funds Trust
Shareholder Name:
Shareholder Account Number:

Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment Plan
You may make regular bi-monthly, monthly, quarterly or annual investments of $100 or more ($25,000 or more for Institutional Class shares) in shares of the Fund automatically from a checking or savings account. See “Automatic Investment Plan” below.

Please note that business hours of the Fund are 9:00 a.m. to 6:00 p.m., Eastern Time

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

You may purchase additional shares of the Fund through selected securities dealers, and their designees, with whom the Distributor has sales agreements. For a list of authorized dealers, please call the Distributor at 866-EVERMORE (866-383-7667).  Authorized dealers and financial services firms may charge you a transaction fee.  Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.  The Fund will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, accepts a purchase or redemption order in good order.  Orders received by the Fund in good order will be priced at the Fund’s NAV, next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

The Distributor or Adviser, in their sole discretion, may accept or reject any order for purchase of Fund shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” below for more information.

Telephone Purchase

If you have accepted telephone privileges on the “Telephone Options” section of the Account Application and if your account has been open for 15 calendar days, you may purchase additional shares by calling the Fund toll free at 866-EVERMORE (866-383-7667).  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  If your order is received by the Transfer Agent prior to the close of the NYSE (generally 4:00 p.m. Eastern time), shares will be purchased in your account at the NAV determined on the day your order is placed.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to place your telephone transaction.  There is a minimum investment of $100 on telephone purchases.  You may not make your initial purchase of the Fund’s shares by telephone. Once a telephone transaction is accepted, it cannot be cancelled or modified.

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Telephone Transactions

If you elect telephone privileges on the Account Application, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under the section entitled “How to Purchase Shares,” above.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m. Eastern time).  The Fund is not responsible for delays due to communications or transmission outages.

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or tax identification number under which the account is registered

Automatic Investment Plan

Once your account has been opened with the initial minimum investment of the Fund class you selected, you may make additional purchases at regular intervals through the Automatic Investment Plan.  This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or  quarterly basis.  In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Fund’s Transfer Agent will charge a $25 fee to your account.  To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 866-EVERMORE (866-383-7667) for additional information.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the next scheduled automatic investment date.  If your purchase through the Automatic Investment Plan is rejected on two consecutive occasions, the Fund may terminate your participation in the Plan.  Shares purchased through Automatic Investment Plan payments are subject to the redemption restrictions for recent purchases described in “How to Redeem (Sell) Shares.”

How to Redeem (Sell) Shares

You can sell shares at any time.  The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order.  If the Transfer Agent, an authorized agent or sub-agent, receives a redemption request in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time), that transaction will be priced at that day’s NAV.  If the request is received after the close of trading on the NYSE, it will be priced at the next business day’s NAV.

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Selling Shares in Writing

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•   If ownership is being changed on your account;

•   Written requests to wire redemption proceeds (if not previously authorized on the account);

•   When establishing or modifying certain services on an account;

•   If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•   For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund reserves the right to waive any signature requirement at its discretion.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.

A redemption request will be deemed to be in “good order” if it includes:

•   The shareholder’s name;

•   The name of the Fund;

•   The account number;

•   The share or dollar amount to be redeemed; and

•   The signatures of all registered shareholders with signature guarantees, if applicable.

Payment for shares redeemed will be mailed to you typically within one (1) or two (2) business days, but no later than the seventh calendar day, after receipt of the redemption request by U.S. Bancorp Fund Services, LLC.

If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve (12) calendar days from the purchase date.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

Retirement Plans

You may need to complete additional forms to sell shares in your retirement account.  For participants under the age of 59 ½, tax penalties may apply.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Call Shareholder Services at 866-EVERMORE (866-383-7667) for additional information.

Redemptions through Securities Dealers

Shares held in a broker-dealer’s “street name” must be redeemed through the broker-dealer and cannot be made by shareholders directly. You must submit a redemption request to your broker-dealer. Securities dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized securities dealers for more information.

Redemption Fee

Sales of shares within 30 days of purchase are subject to a 2.00% redemption fee on the gross redemption proceeds. The fee is determined using the “first-in, first-out” calculation methodology, comparing the date of redemption with the earliest purchase date of shares. Redemption fees will be deducted from the redemption proceeds.

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The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.  There is no assurance that the use of redemption fees will be successful in this regard.

The Fund will waive the redemption fee for certain omnibus accounts, for redemptions made through a systematic withdrawal plan, or for wrap fee programs. The Fund generally will depend on the relevant intermediary (for example, the wrap program sponsor or omnibus account holder) to monitor trading frequency and apply redemption fees to shareholders who hold shares through these programs or accounts. Financial intermediaries who hold Fund shares through omnibus and other accounts may not provide shareholder information and enforce restrictions on purchases or redemptions or may fail to assess or collect the redemption fee in a manner fully consistent with this Prospectus. The Fund may modify its redemption fee policies at any time.

Methods by Which to Sell Your Shares

You may sell shares in the Fund by any of the following methods:

Sale Method	To Sell Shares in Your Account
Through your financial advisor	Contact your financial advisor.

By Phone/Online
Please call 866-EVERMORE (866-383-7667).

As long as your transaction is for $100,000 or less, and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone.  At this time, redemptions are not available online.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

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By Regular, Certified, Registered, or Overnight Mail
Send written instructions to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

For overnight mail delivery, send written instructions to:
Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Specify the Fund, class of shares, account number and dollar value or number of shares you wish to sell. Be sure to include the necessary signatures and any additional documents, as well as signature guarantees if required (see “Selling Shares in Writing” above).

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH and funds are usually available within 2-3 days.

By Systematic Withdrawal Plan
If you own Fund shares worth at least $25,000, you may establish a Systematic Withdrawal Plan. You may have a check sent to the address of record, or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  There is no charge to have proceeds sent via ACH and credit is usually available within 2-3 days.
See “Systematic Withdrawal Plan” below.

Please note that business hours of the Fund are 9:00 a.m. to 6:00 p.m., Eastern Time

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office boxes, of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Systematic Withdrawal Plan

You may redeem your Fund shares through the Systematic Withdrawal Plan.  Under the Plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account, on a monthly, quarterly, or annual basis.  In order to participate in the Plan, your account balance must be at least $25,000 and each payment must be a minimum of $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This Plan may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent 5 days prior to the next scheduled systematic withdrawal payment date.

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A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  Dividends and distributions on shares should be reinvested if you participate in the Plan.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account may ultimately be depleted.

Accounts with Low Balances

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $1,000. This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to convert shares in any Institutional Class account to Investor Class shares of the Fund if the value of that Institutional Class  account drops below $500,000.  The Trust will notify you when you fall below the low balance amounts indicated in this paragraph and you will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend offering of its shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. The maximum amount of time the Fund will take to reject or cancel a transaction is 48 hours.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be relatively higher for the Fund because it invests significantly in foreign securities and an investor may seek to take advantage of a delay between the change in value of the Fund’s foreign portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and foreign markets by buying or selling Fund shares at a price that does not reflect their true value.

However, the Fund’s management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.

The Fund does not accommodate frequent purchases and redemptions of the Fund’s shares by the Fund’s shareholders.  The Board of Trustees of the Fund has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Fund and its shareholders, the Fund’s management team reserves the right to reject, in their sole discretion, any purchase order from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or may have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund’s management team to identify market timing or other abusive trading activities in these accounts, and the Fund’s management team may be unable to eliminate abusive traders in these accounts from the Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Fund’s management team will encourage omnibus account intermediaries to address such trading activity directly.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may place the Fund at a disadvantage.

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How Fund Share Prices are Calculated

When you buy shares, you pay the “offering price” for the shares. The “offering price” is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.00%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.05 [10.25/0.95] equals 10.789, which, when rounded to two decimal points, equals 10.79. The offering price per share would be $10.79.

When you sell shares, you receive the NAV minus any applicable redemption fees.

The value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the fund. The NAV per share is determined by dividing the total NAV of each fund’s share class by the applicable number of shares outstanding per share class. When you sell shares, you receive the NAV minus any applicable redemption fees.

The Fund calculates the NAV per share each business day at the close of trading on the NYSE (normally 4:00 p.m., Eastern Time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes an independent pricing service to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price, or, if there is no reported sale, then the mean between the last quoted closing bid and asked price. The Fund values over-the-counter portfolio securities at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, the mean between the last quoted bid and asked price will be used.  If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in good order.

Fair Valuation — Individual Securities

Since the Fund may invest in securities that are, without limitation, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the Board of Trustees, to determine the fair value of individual securities and other assets for which, in the opinion of the Adviser, market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities).  Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The Board of Trustees reviews the fair value pricing procedures for operational effectiveness and makes revisions as needed in order to ensure that fair value pricing is implemented by the Adviser in the best interests of shareholders.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

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Security Valuation — Corporate Debt Securities

The Fund may value corporate debt securities by utilizing independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions to assist in determining a current market value for each security. The Fund’s pricing service may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security Valuation — Foreign Securities — Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at its last sale price. Occasionally, events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert to the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

Valuation — Foreign Securities — Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Board of Trustees, the Trust has selected FT Interactive Data (“FTID”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a trigger level and a confidence interval when determining the use of the FTID provided prices.  The trigger level is a pre-determined percentage move in a particular index that must occur before a security is fair value priced using FTID.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding ADR, if one exists.  FTID provides the confidence interval for each security for which it provides a price.  If the FTID-provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FTID-provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation and may, therefore, change on days when shareholders may not be able to redeem or purchase the Fund’s shares. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board of Trustees.

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Other Information

Retirement Plans

Retirement plans may purchase Institutional Class shares of the Fund provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party.

Retirement plans requiring the payment of such fees may purchase Investor Class shares of the Fund without an initial sales charge.

Automated Telephone System

Our automated telephone system offers 24 hour access to information about your account(s).  This service may be reached by calling Shareholder Services at 866-EVERMORE (866-383-7667).

Dividend Reinvestment Program

Dividends and capital gains distributions are automatically reinvested into any share class of the Fund in which you have an existing account, unless otherwise noted. You may notify the Transfer Agent in writing or by telephone to:

•   Choose to receive dividends or distributions (or both) in cash; or

•   Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact Shareholder Services by telephone at 866-EVERMORE (866-383-7667).

Dividends, Distributions and Taxes

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your ordinary income and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at the NAV calculated as of the payment date.  The Fund pays distributions on a per-share basis.  As a result, on the ex-dividend date of such a payment, the NAV of the Fund will be reduced by the amount of the payment.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you owned your shares.  Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that the Fund owned for more than twelve months over net short-term capital losses) that are reported to shareholders by the Fund as capital gain dividends will be taxable as long-term capital gains.  Distribution of net gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Distributions of investment income reported to shareholders by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares).  In general, you will be taxed on the distributions you receive from the Fund, whether you receive them as additional shares or in cash.  Any gain resulting from the sale of your shares in the Fund will generally be subject to tax.

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The Fund’s investment in foreign securities may be subject to foreign withholding taxes.  In that case, the Fund’s yield on those securities would be decreased.  However, the Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI.

In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount or character of the Fund’s distributions.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a U.S.  person are subject to withholding of U.S. federal income tax at a rate of 30% (or such lower rate as may be provided by an applicable tax treaty).  However, for taxable years of the Fund beginning before January 1, 2015, dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund are exempt from the 30% withholding tax.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Fund, except that a non-resident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Distributions attributable to gain from the sale or disposition of a U.S. real property interest in which the Fund invests may be subject to U.S. withholding tax at a rate up to 35%.  Beginning July 1, 2014, however, the Fund will also be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund. You may also be subject to state and local taxes on distributions on, and sales and redemptions of, your Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.  You should consult your tax advisor regarding the tax status of distributions in your state and locality.

The discussion above is very general, and more information about taxes is contained in the SAI.  Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

By January 31 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception on January 1, 2010.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Annual Report dated December 31, 2014, which is available upon request.

Evermore Global Value Fund

Investor Class	Year Ended December 31,
	2014	2013	2012		2011	2010 *

Net asset value, beginning of year	$11.85	$8.59	$8.31		$10.50	$10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income(loss)**	(0.07)	0.03	0.31		0.14	0.02
Net realized and unrealized gain (loss)
on investments	(0.73)	3.23	0.29		(2.25)	0.48
Total from investment operations	(0.80)	3.26	0.6		(2.11)	0.5

LESS DISTRIBUTIONS
From net investment income	(0.53)	---	(0.28)		(0.08)	---
Return of capital	---	---	(0.04)		---	---
Total distributions	(0.53)	---	(0.32)		(0.08)	---
Paid-in capital from redemption fees	0.001	0.001	0.001		0.001	0.001
Net asset value, end of year	$10.52	$11.85	$8.59		$8.31	$10.50
Total return without sales load	(6.83)%	37.95%	7.24%		(20.04)%	5.00%
Total return with sales load	(11.46)%	31.08%	1.85%		(24.02)%	(0.28)%
SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$33,077	$28,258	$13,491		$5,331	$3,651
RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2, 6	1.60%	1.81%	2.13%		2.24%	3.60%
After expenses absorbed3,6	---	1.62%	1.61%		1.70%	1.62%
After expenses recouped3,6	1.61%	---	---		---	---
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	(0.59)%	0.09%	3.07	%7	0.94%	(1.59)%
After expenses absorbed5,6	---	0.28%	3.59	%7	1.48%	0.39%
After expenses recouped5,6	(0.60)%	---	---		---	---
Portfolio turnover rate	42%	54%	45%		94%	77%

*      Fund commenced operations on January 1, 2010.

**      Calculated using the average shares outstanding method.

1	Amount less than $0.01.

2
The ratio of expenses to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was 1.59%, 1.79%, 2.12%, 2.14% and 3.58% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was 1.60%,  1.60%, 1.60%, 1.60% and 1.60% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was (0.57)%  0.11%, 3.08%, 1.04% and (1.57)% for the years ended December 31,2014, 2013, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was (0.58)%  and 0.30%, 3.60%, 1.58% and 0.41% for the years ended December 31, 2014, 2013,  2012, 2011 and 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.

7	Certain prior ratios have been corrected.

Table of Contents - Prospectus

Evermore Global Value Fund

Institutional Class	Year Ended December 31,
	2014	2013	2012		2011	2010
Net asset value, beginning of year	$11.90	$8.61	$8.32		$10.52	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(loss)**	(0.04)	0.05	0.34		0.17	0.03
Net realized and unrealized gain (loss) on investments	(0.69)	3.24	0.28		(2.26)	0.49
Total from investment operations	(0.73)	3.29	0.62		(2.09)	0.52
LESS DISTRIBUTIONS
From net investment income	(0.60)	----	(0.29)		(0.11)	----
Return of capital	----	----	(0.04)		----	----
Total distributions	(0.60)	----	(0.33)		(0.11)
Paid-in capital from redemption fees	0.001	0.001	0.001		----	----
Net asset value, end of year	$10.57	$11.90	$8.61		$8.32	$10.52
Total return	(6.58)%	38.21%	7.55%		(19.82)%	5.20%
SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$199,968	$127,357	$66,648		$27,595	$32,058
RATIOS OF EXPENSES TO AVERAGE NET ASSETS
Before expenses absorbed2,6	1.35%	1.56%	1.88%		2.01%	3.23%
After expenses absorbed3,6	----	1.37%	1.36%		1.46%	1.37%
After expenses recouped3,6	1.36%	----	----		----	----
RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before expenses absorbed4,6	(0.33)%	0.34%	3.32	%7	1.14%	(1.30)%
After expenses absorbed5,6	----	0.53%	3.84	%7	1.69%	0.56%
After expenses recouped5,6	(0.34)%	----	----		----	----
Portfolio turnover rate	42%	54%	45%		94%	77%

*      Fund commenced operations on January 1, 2010.

**      Calculated using the average shares outstanding method.

1	Amount less than $0.01.

2
The ratio of expenses to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was 1.34%, 1.54%, 1.87%, 1.90% and 3.21% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

3
The ratio of expenses to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was 1.35%, 1.35%, 1.35%, 1.35% and 1.35% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

4
The ratio of net investment income (loss) to average net assets before expenses absorbed includes interest expense.  The ratio excluding interest expense was (0.32)%, 0.36%, 3.33%, 1.25% and (1.28)% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

5
The ratio of net investment income to average net assets after expenses absorbed/recouped includes interest expense.  The ratio excluding interest expense was (0.33)%,  0.55%, 3.85%, 1.80% and 0.58% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

6	Does not include expenses of the investment companies in which the Fund invests.

7	Certain prior ratios have been corrected.

Table of Contents - Prospectus

Other Useful Shareholder Information

Evermore Funds Trust

Evermore Funds Trust consists of Evermore Global Value Fund.  The Fund is an investment portfolio of Evermore Funds Trust, an open-end series management investment company organized as a Massachusetts Business Trust.

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments.  These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  These reports are available by calling Shareholder Services at 866-EVERMORE (866-383-7667) to request copies be sent to you, by calling your financial advisor, or on our website at www.evermoreglobal.com.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866-383-7667) to request individual copies of these documents.  Once the Fund receives notice to stop householding, it will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Statement of Additional Information

The SAI provides more detailed information about the Fund.  It is incorporated by reference into (i.e. is legally a part of) this Prospectus.  The SAI is available, without charge, by calling Shareholder Services at 866-EVERMORE (866-383-7667) to request copies be sent to you, by calling your financial advisor, or on our website at www.evermoreglobal.com.

The Fund sends only one report to a household if more than one account has the same address.  Please contact Shareholder Services at 866-EVERMORE (866-383-7667) if you do not want this policy to apply to you.

Securities and Exchange Commission

You may review and copy information about the Fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Fund’s file number.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information.  Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

Abandoned and Unclaimed Property

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor's account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator, in accordance with statutory requirements.  The investor's last known address of record determines which state has jurisdiction. Your mutual fund account maybe transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

Table of Contents - Prospectus

How to Reach the Fund, the Distributor, and the Adviser

Below please find contact information for the Fund, Distributor and Adviser.

Evermore Funds Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
866-EVERMORE (866-383-7667)
www.evermoreglobal.com

Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202
866-EVERMORE (866-383-7667)

Investment Adviser
Evermore Global Advisors, LLC
89 Summit Avenue
Summit, New Jersey 07901
(908) 378-2880

Investment Company Act File Number: 811-22335

Table of Contents - Prospectus

To Get More Information

Shareholder reports

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. These include commentary from the Fund’s management team about recent market conditions and the effects of the Fund’s strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns and the Fund’s financial statements. Shareholders get these reports automatically.

Statement of additional information (“SAI”)

This tells you more about the Fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this Prospectus).

The Fund’s most recent annual and semiannual reports,  SAI and other information about the Fund are available, free of charge, by calling 866-EVERMORE (866-383-7667) or on the Evermore Global Advisor’s website at www.evermoreglobal.com. These documents and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by emailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

TO MAKE INVESTMENTS	SEC

Evermore Funds Trust	Public Reference Section
c/o U.S. Bancorp Fund Services, LLC	100 F Street, N.E.
P.O. Box 701	Washington, D.C. 20549-1520
Milwaukee, WI 53201-0701	www.sec.gov
www.evermoreglobal.com	1-202-551-8090
866-EVERMORE (866-383-7667)

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

DISTRIBUTED BY:

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

SEC INVESTMENT COMPANY
ACT FILE NUMBER:

811-22335

Evermore Global Advisors, LLC
89 Summit Avenue Summit, NJ 07901
www.EvermoreGlobal.com

Table of Contents - Prospectus